                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 10, 2003

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                        0-23073                        34-1264201
(State or Other        (Commission File Number)             (I.R.S. Employer
Jurisdiction of                                            Identification No.)
 Incorporation)

                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)

Item 5.     Other Events

            As previously disclosed, on September 13, 2001 International Total Services, Inc. and six of its wholly-owned subsidiaries (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court"). On January 10, 2003, the Company submitted to the Bankruptcy Court its Monthly Operating Report for the period November 1, 2002 through November 30, 2002, a copy of which (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) is attached hereto as
            Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Item 7(c).  Exhibits.

            99.1 Monthly Operating Report for the period November 1, 2002 through November 30, 2002 (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) as filed with the United States Bankruptcy Court in the Eastern District of New York.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL TOTAL SERVICES, INC.


Dated: January 16, 2002                  By:  /s/ Ronald P. Koegler
                                              ----------------------------------
                                         Ronald P. Koegler
                                         Executive Vice President and Controller


                                       2